DETAIL OF SIGNIFICANT STATEMENT OF FINANCIAL POSITION AND STATEMENT OF COMPREHENSIVE INCOME CAPTIONS, Payroll and Social Security Taxes Payable (Details) - ARS ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Current [Abstract]
Vacation benefit payable	$ 3,681,422	$ 4,036,952
Annual bonus payable	1,247,790	2,669,234
Social security taxes payable	1,289,519	1,469,673
UT	6,551	13,630
Total	$ 6,225,282	$ 8,189,489